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                                                                    Exhibit 23.1

                           Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 1, 1999, in Amendment No. 6 to the Registration Statement (Form S-1 No. 333-73261) and related Prospectus of NetRadio Corporation for the Registration of 4,000,000 shares of its common stock.



                                                  /s/ ERNST & YOUNG LLP


Minneapolis, Minnesota
October 11, 1999